Exhibit 10.136

THIS WARRANT AND THE EQUITY INTERESTS THAT MAY BE PURCHASED HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD OR TRANSFERRED, OR OFFERED FOR SALE OR TRANSFER, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION THEREUNDER OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF.

TWINLAB CONSOLIDATED HOLDINGS, INC.

No. 2016 - 16	July 21, 2016

Warrant

This Warrant (the "Warrant") certifies that, for value received, Golisano Holdings LLC, and its permitted transferees, successors and assigns (the "Holder"), is entitled to purchase from TWINLAB CONSOLIDATED HOLDINGS, INC., a Nevada corporation (the "Company"), up to Two Million One Hundred Sixty-Eight Thousand One Hundred Seventy-Eight (2,168,178) shares of common stock of the Company (subject to any adjustments pursuant to Section 3.3) issuable upon the full exercise of this Warrant at the purchase price of $0.01 per share (the "Exercise Price"), at any time prior to 5:00 P.M. Eastern Time on July 21, 2022 (the "Expiration Date").

ARTICLE I

DEFINITIONS

SECTION 1.1 Definitions. As used in this Warrant, the following terms shall have the following meanings:

"Applicable Law" means all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates or orders of any Governmental Authority applicable to the Person in question or any of its assets or property, and all judgments, injunctions, orders and decrees of all courts and arbitrators in proceedings or actions in which the Person in question is a party or by which any of its assets or properties are bound.

"Assignment Form" shall mean the assignment form attached as Annex 2 hereto.

"Affiliate" or "Affiliated" means, as applied to (i) any Person, directly or indirectly, in which such Person holds, beneficially or of record, ten percent (10%) or more of the equity of voting securities; (ii) any Person that holds, of record or beneficially, ten percent (10%) or more of the equity or voting securities of such Person; (iii) any director, officer, partner or individual holding a similar position in respect of such Person; (iv) as to any natural Person, any Person related by blood, marriage or adoption and any Person owned by such Persons, including any spouse, parent, grandparent, aunt, uncle, child, grandchild, sibling, cousin or in-law of such Person; or (v) any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

"Business Day" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close.

"Company" shall have the meaning set forth in the Preamble.

"Current Holder’s Equity Interest" means up to Two Million One Hundred Sixty-Eight Thousand One Hundred Seventy-Eight (2,168,178) shares of common stock of the Company issuable upon the full exercise of this Warrant, minus any Equity Interest previously issued pursuant to the exercise of this Warrant; the exact amount of Current Holder’s Equity Interest at any time to be calculated as the cumulative total Monthly Delayed Draw Loan Principal Amounts drawn under the Note (as defined below) multiplied by .454545, rounded up to the nearest whole number.

"Delivery Date" shall have the meaning given to such term in Section 3.2.

"Equity Interest" shall mean the interest of (i) a shareholder in a corporation, (ii) a partner (whether general or limited) in a partnership (whether general, limited or limited liability), (iii) a member in a limited liability company, or (iv) any other Person having any other form of equity security or ownership interest in any Person.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

"Exchange Form" shall mean the exchange form attached as Annex 3 hereto.

"Executive Officer" shall mean, with respect to the Company, its Chief Executive Officer, President, Chief Financial Officer or Chief Operating Officer.

"Exercise Form" shall mean the exercise form attached as Annex 1 hereto.

"Exercise Price" shall have the meaning set forth in the Preamble.

"Expiration Date" shall have the meaning set forth in the Preamble.

"GAAP" shall mean generally accepted accounting principles in the United States as of the relevant date in question, consistently applied.

"Governmental Authority" means any arbitrator or any governmental authority, agency, department, commission, bureau, board, instrumentality, court or quasi-governmental authority having jurisdiction or supervisory or regulatory authority over the Company.

"Holder" shall have the meaning set forth in the Preamble.

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"Holder's Equity Interest" shall have the meaning given to such term in Section 3.3.

"Note" shall mean an Unsecured Delayed Draw Promissory Note dated July 21, 2016 in the maximum principal amount of up to $4,769,996 executed and delivered by the Company by the Holder.

"Person" shall mean any individual, corporation, partnership, limited liability company, trust, unincorporated organization, or any other form of entity.

"Rights Agreement" shall have the meaning given to such term in Section 4.1.

"Securities Act" shall mean the Securities Act of 1933, as amended from time to time, and any successor statute.

"Subsidiary" shall mean a corporation or other entity any of whose Equity Interests having ordinary voting power (other than Equity Interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other Persons performing similar functions for such entity, are owned, directly or indirectly, by such Person.

"Taxes" means all taxes, charges, fees, levies or other assessments, however denominated and whether imposed by a taxing authority within or without the United States, including all net income, gross income, gross receipts, sales, use, ad valorem, goods and services, capital, transfer, franchise, profits, license, withholding, payroll, employment, employer health, excise, estimated, severance, stamp, occupation, property or other taxes, custom duties, fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority whether arising before, on or after the date hereof.

"Warrant" or "Warrants" shall mean this Warrant.

"Warrant Register" shall have the meaning given to such term in Section 2.1.

SECTION 1.2 Interpretation. Unless the context of this Warrant clearly requires otherwise, the masculine, feminine or neuter gender and the singular or plural number shall be deemed to include the others whenever the context so requires. Accounting terms used but not otherwise defined herein have the meanings given to them under GAAP. The terms "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The words "hereof," "herein," "hereunder," and similar terms in this Warrant refer to this Warrant as a whole and not to any particular provision of this Warrant. References to "Articles", "Sections," "Subsections," "Exhibits," "Preamble," "Annexes," and "Schedules" are to articles, sections, subsections, exhibits, preamble, annexes and schedules, respectively, of this Warrant, unless otherwise specifically provided. References to "days" and "months" refer to calendar days and calendar months unless otherwise expressly designated (i.e., business days or particular 30-day periods). The captions contained herein are for convenience only and shall not control or affect the meaning or construction of any provision of this Warrant. The term "dollars" or "$" means United States Dollars.

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ARTICLE II

FORM; EXCHANGE FOR WARRANTS; TRANSFER; TAXES

SECTION 2.1 Warrant Register. Each Warrant issued, exchanged or transferred shall be registered in a warrant register (the "Warrant Register"). The Warrant Register shall set forth the number of each Warrant, the name and address of the holder thereof, and the Current Holder’s Equity Interest for which the Warrant is then exercisable. The Warrant Register will be maintained by the Company and will be available for inspection by the Holder at the principal office of the Company or such other location as the Company may designate to the Holder in the manner set forth in Section 5.1 hereof. The Company shall be entitled to treat the Holder as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other Person.

SECTION 2.2 Exchange of Warrants for Warrants.

(a)       The Holder may exchange this Warrant for another Warrant or Warrants of like kind and tenor representing in the aggregate the right to purchase the same Current Holder’s Equity Interest which could be purchased pursuant to the Warrant being so exchanged. In order to effect an exchange permitted by this Section 2.2, the Holder shall deliver to the Company such Warrant accompanied by an Exchange Form in the form attached hereto as Annex 3 signed by the Holder thereof specifying the number and denominations of Warrants to be issued in such exchange and the names in which such Warrants are to be issued. Within ten (10) Business Days of receipt of such a request, the Company shall issue, register and deliver to the Holder thereof each Warrant to be issued in such exchange.

(b)       Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Holder, including indemnification reasonably acceptable to the Company) of the ownership and the loss, theft, destruction or mutilation of any Warrant or, in the case of any such mutilation, upon surrender of such Warrant, the Company shall (at its expense) execute and deliver in lieu of such Warrant a new Warrant of like kind and tenor representing the same rights represented by and dated the date of such lost, stolen, destroyed or mutilated Warrant. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by any Person.

(c)       The Company shall pay all Taxes (other than any applicable income or similar Taxes payable by a Holder of a Warrant) attributable to an exchange of a Warrant pursuant to this Section 2.2; provided, however, that the Company shall not be required to pay any Tax which may be payable in respect of any transfer involved in the issuance of any Warrant in a name other than that of the Holder of the Warrant being exchanged.

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SECTION 2.3 Transfer of Warrant.

(a)       Subject to Section 2.3(c) hereof, each Warrant and the rights thereunder may be transferred by the Holder thereof, in whole or in part, by delivering to the Company such Warrant accompanied by a properly completed Assignment Form in the form of Annex 2. Within ten (10) Business Days of receipt of such Assignment Form the Company shall issue, register and deliver to the new Holder, subject to Section 2.3(c) hereof a new Warrant or Warrants of like kind and tenor representing in the aggregate the right to purchase the same Current Holder’s Equity Interest which could be purchased pursuant to the Warrant being transferred. In all cases of transfer by an attorney, the original power of attorney, duly approved, or a copy thereof, duly certified, shall be deposited and remain with the Company. In case of a transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced and may be required to be deposited and remain with the Company in its discretion.

(b)       Each Warrant issued in accordance with this Section 2.3 shall bear the restrictive legend set forth on the face of this Warrant, unless the Holder or transferee thereof supplies to the Company an opinion of counsel, reasonably satisfactory to the Company, that the restrictions described in such legend are no longer applicable to such Warrant.

(c)       The transfer of Warrants and any Equity Interest purchased thereunder shall be permitted, so long as such transfer is pursuant to a transaction that complies with, or is exempt from, the provisions of the Securities Act, and the Company may require an opinion of counsel in form and substance reasonably satisfactory to it to such effect prior to effecting any transfer of Warrants or any Equity Interest purchased thereunder.

ARTICLE III

EXERCISE OF WARRANT; EXCHANGE FOR EQUITY INTEREST

SECTION 3.1 Exercise of Warrants. This Warrant shall not be exercisable unless and until Maker fails to pay Holder the entire unamortized principal amount of the Note and any accrued and unpaid interest thereon as of the Maturity Date (as defined in the Note) or such earlier date as is required pursuant to an Acceleration Notice (as defined in the Note) issued by Holder in accordance with the terms thereof. On any Business Day after this Note first becomes exercisable, but before the Expiration Date, the Holder may exercise this Warrant, in whole or in part, by delivering to the Company this Warrant accompanied by a properly completed Exercise Form in the form of Annex 1 and a check in an aggregate amount equal to the applicable Exercise Price.

SECTION 3.2 Issuance of Equity Interest.

(a)       The Company represents and warrants that the authorized Equity Interest of the Company consists solely of (i) 5,000,000,000 shares of common stock, par value $0.001 per share, of which only 250,806,152 common shares have been issued and remain outstanding as of the date hereof and (ii) 500,000,000 shares of preferred stock, none of which preferred shares have been issued as of the date hereof. The shares of common stock of the Company issued and outstanding as of the date hereof are duly authorized, validly issued, fully paid and non-assessable. The delivery to the Holder of certificates representing the Equity Interest that the Holder purchases pursuant to the exercise of this Warrant shall grant to the Holder good and valid title to the Equity Interest represented by such certificate, free and clear of any and all liens, pledges, security interests, charges or encumbrances of any kind or nature or any option, warrant or trust having the practical effect of any of the foregoing.

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(b)       Immediately upon the exercise of this Warrant in accordance with Section 3.1, the Company (the "Delivery Date") shall issue the Equity Interest that the Holder has purchased pursuant to such exercise, deliver to the Holder the certificates representing such Equity Interest and reflect the issuance of such Equity Interest, which Equity Interest shall be duly authorized, validly issued, outstanding, fully paid and non-assessable, in the Company’s shareholder records (maintained by the Company or its duly appointed transfer agent), whereupon the Holder shall be deemed for all purposes, effective as of the Delivery Date, to be a holder of record and beneficial owner of the Equity Interest that it has purchased pursuant to such exercise.

(c)       If a Holder shall exercise this Warrant for less than all of the Equity Interest which could be purchased or received hereunder, the Company shall issue to the Holder, within five (5) Business Days of the Delivery Date, a new Warrant of like kind and tenor to this Warrant evidencing the right to purchase the remaining Equity Interest represented by the Warrant. This Warrant shall be cancelled upon surrender thereof pursuant to Section 3.1.

(d)       The Company shall pay all Taxes (other than any applicable income or similar Taxes payable by a Holder of a Warrant) attributable to the initial issuance of any Equity Interest upon the exercise or exchange of this Warrant or any successor Warrant; provided, however, that the Company shall not be required to pay any Tax which may be payable in respect of any transfer involved in the issuance of a successor to this Warrant in a name other than that of the Holder of the Warrant being exercised or exchanged.

(e)       Except as set forth in any document that is un-redacted and publicly filed with the U.S. Securities and Exchange Commission, neither the Company nor its Subsidiaries has any liabilities or obligations of any nature (whether absolute, accrued, contingent or otherwise and whether due or to become due) which are not fully reflected or reserved against on the balance sheet in accordance with GAAP, except for liabilities and obligations incurred in the ordinary course of business and consistent with past practice since the date thereof.

SECTION 3.3 Adjustment of Holder’s Equity Interest and/or Exercise Price. The Equity Interest issuable upon exercise of this Warrant (such Equity Interest is referred to herein as the "Holder's Equity Interest") shall be subject to adjustment from time to time in accordance with this Section 3.3.

SECTION 3.3.1 Issuance of Additional Equity Interest; Capital Reorganization or Capital Reclassifications. If, at any time after the date hereof, the Equity Interests of the Company shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation (including, without limitation, any subdivision or combination of Equity Interest), then in each case the Company shall cause effective provision to be made so that this Warrant shall, effective as of the effective date of such event retroactive to the record date, if any, of such event, be exercisable or exchangeable for the kind and number of equity securities, cash or other property to which a holder of the Equity Interest deliverable upon exercise or exchange of this Warrant would have been entitled upon such event and any such provision shall include adjustments in respect of such securities or other property that shall be equivalent to the adjustments provided for in this Warrant with respect to such Warrant.

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SECTION 3.3.2 Consolidations and Mergers; Dissolution.

(a)       If, at any time after the date hereof, the Company shall consolidate with, merge with or into, or sell all or substantially all of its assets or property to, another Person, then the Company shall cause effective provision to be made so that each Warrant shall, effective as of the effective date of such event retroactive to the record date, if any, of such event, be exercisable or exchangeable for the kind and number of shares of stock, membership or other equity interests, other securities, cash or other property to which a holder of the Equity Interest deliverable upon exercise or exchange of such Warrant would have been entitled upon such event. The Company shall not consolidate or merge unless, prior to consummation, the successor corporation (if other than the Company) assumes the obligations of this paragraph by written instrument executed and mailed to the Holder at the Holder’s address set forth in Section 5.1. A sale or lease of all or substantially all the assets of the Company for a consideration (apart from the assumption of obligations) consisting primarily of securities is a consolidation or merger for the foregoing purposes.

(b)       In case a voluntary or involuntary dissolution, liquidation, or winding up of the Company (other than in connection with a consolidation or merger covered by subsection (a) above) is at any time proposed, the Company shall give at least 30 days’ prior written notice to the Holder. Such notice shall contain: (1) the date on which the transaction is to take place; (2) the record date (which shall be at least 30 days after the giving of the notice) as of which the Holder will be entitled to receive distributions as a result of the transaction; (3) a brief description of the transaction; (4) a brief description of the distributions to be made to the Holder as a result of the transaction and (5) an estimate of the fair value of the distributions. On the date of the transaction, if it actually occurs, this Warrant and all rights hereunder shall terminate.

SECTION 3.3.3 Notice; Calculations; Etc. Whenever the Equity Interest issuable hereunder shall be adjusted as provided in this Section 3.3, the Company shall provide to the Holder a statement, signed by an Executive Officer, describing in detail the facts requiring such adjustment and setting forth a calculation of the Equity Interest applicable to each Warrant after giving effect to such adjustment. All calculations under this Section 3.3 shall be made to the nearest one hundredth of a cent or to the nearest one-tenth of a unit, as the case may be.

ARTICLE IV

CERTAIN OTHER RIGHTS

SECTION 4.1 Registration Rights. The shares of common stock of the Company or other Equity Interest issuable pursuant to this Warrant upon the exercise hereof shall be entitled to the benefits of the Registration Rights Agreement October 5, 2016 (the “Rights Agreement”) and shall be considered “Registerable Securities” thereunder.

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SECTION 4.2 Reservation of Underlying Shares.

(a)       The Company covenants at all times to reserve and keep available out of its authorized shares of Common Stock, free from preemptive rights, solely for the purpose of issue upon exercise of the Warrant as herein provided, the maximum number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant.

(b)       The Company covenants that all shares of Common Stock issued upon exercise of the Warrant which shall be so issuable shall, when issued, be duly and validly issued and fully paid and non-assessable, free from all taxes, liens and charges with respect to the purchase and the issuance of the shares, and shall not have any legend or restrictions on resale, except as required by the Rights Agreement or hereby.

ARTICLE V

MISCELLANEOUS

SECTION 5.1 Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and shall be made by electronic mail, personal service, facsimile or reputable courier service:

(a)	If to the Company, to:

TWINLAB CONSOLIDATED HOLDINGS, INC.

2255 Glades Road, Suite 342W

Boca Raton, FL 33431

Attention: Richard H. Neuwirth, Chief Legal Officer

Facsimile: (561) 441-2821

e-mail: RNeuwirth@twinlab.com

with a copy to:

WILK AUSLANDER LLP

1515 Broadway

New York, New York 10036

Attention: Joel I. Frank, Esq.

Facsimile: (212) 762-6380

e-mail: jfrank@wilkauslander.com

(b)	If to the Holder, to:

Golisano Holdings LLC

One Fishers Road

Pittsford, New York 14534

Attention: B. Thomas Golisano, Member

Facsimile: ________________

e-mail:

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With a copy to:

Woods Oviatt Gilman, LLP

Two State Street

Rochester, New York 14614

Attention: Gordon E. Forth

Facsimile: (585) 987-2901

e-mail: gforth@woodsoviatt.com

Unless otherwise specifically provided herein, any notice or other communication shall be deemed to have been given when delivered in person or by courier service, upon receipt of electronic mail or upon receipt of facsimile.

SECTION 5.2 No Voting Rights: Limitations of Liability. This Warrant shall not entitle the holder thereof to any voting rights or, except as otherwise provided or referenced herein, other rights of an equity owner of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase its Equity Interest, and no enumeration herein of the rights or privileges of the Holder shall give rise to any liability of the Holder for the Exercise Price of the Equity Interest acquirable by exercise hereunder or as a stockholder of the Company.

SECTION 5.3 Amendments and Waivers. Any provision of this Warrant may be amended or waived, but only pursuant to a written agreement signed by the Company and the Holder.

SECTION 5.4 Severability. If any provision of this Warrant shall be held to be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any way affect or render invalid or unenforceable any other provision of this Agreement, and such provision shall be deemed to be restated to reflect the parties' original intentions as nearly as possible in accordance with Applicable Law(s).

SECTION 5.5 Specific Performance. The Holder shall have the right to specific performance by the Company of the provisions of this Warrant, in addition to any other remedies it may have at law or in equity. The Company hereby irrevocably waives, to the extent that it may do so under Applicable Law, any defense based on the adequacy of a remedy at law which may be asserted as a bar to the remedy of specific performance in any action brought against the Company for specific performance of this Warrant by the Holder.

SECTION 5.6 Binding Effect. This Warrant shall be binding upon and inure to the benefit of the Company, the Holder and their respective successors and assigns.

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SECTION 5.7 Counterparts. This Warrant may be executed in several counterparts, and/or by the execution of counterpart signature pages that may be attached to one or more counterparts of this Warrant, and all so executed shall constitute one agreement binding on all of the parties hereto, notwithstanding that all of the parties hereto are not signatory to the original or the same counterpart. In addition, any counterpart signature page may be executed by any party wherever such party is located, and may be delivered by telephone facsimile or by electronic mail in PDF format, and any such transmitted signature pages may be attached to one or more counterparts of this Warrant, and such faxed or sent by electronic mail signature(s) shall have the same force and effect, and be as binding, as if original signatures had been executed and delivered in person.

SECTION 5.8 Entire Agreement. This Warrant and the Note, together with the other documents and instruments entered into by the parties thereto in connection therewith, constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect to the subject matter hereof.

SECTION 5.9 Governing law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS RULES AND PRINCIPLES. THE PARTIES HEREBY EXPRESSLY AND IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN MONROE COUNTY, NEW YORK FOR THE PURPOSE OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS WARRANT, AND IRREVOCABLY AGREE TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE PARTIES HEREBY EXPRESSLY AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THEY MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY PARTY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE PARTY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS WARRANT.

SECTION 5.10 Expenses. The Company will promptly (and in any event within thirty (30) days of receiving any statement or invoice therefor) pay all reasonable fees, expenses and costs relating hereto, including, but not limited to, (i) the cost of reproducing this Warrant, (ii) the fees and disbursements of counsel to the Holder in preparing this Warrant, (iii) all transfer, stamp, documentary or other similar Taxes, assessments or charges levied by any governmental or revenue authority in respect hereof or any other document referred to herein, (iv) fees and expenses (including, without limitation, reasonable attorneys' fees) incurred in respect of the enforcement by the Holder of the rights granted to the Holder under this Warrant, and (v) the expenses relating to the consideration, negotiation, preparation or execution of any amendments, waivers or consents requested by the Company pursuant to the provisions hereof, whether or not any such amendments, waivers or consents are executed.

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SECTION 5.11 Attorneys' Fees. In any action or proceeding brought by a party to enforce any provision of this Warrant, the prevailing party shall be entitled to recover the reasonable costs and expenses incurred by it or him in connection therewith (including reasonable attorneys’ and paralegals’ fees and costs incurred before and at any trial or arbitration and at all appellate levels), as well as all other relief granted or awarded in such action or other proceeding.

SECTION 5.12 Filings. The Company shall, at its own expense, promptly execute and deliver, or cause to be executed and delivered, to the Holder all applications, certificates, instruments and all other documents and papers that the Holder may reasonably request in connection with the obtaining of any consent, approval, qualification, or authorization of any Federal, provincial, state or local government (or any agency or commission thereof) necessary or appropriate in connection with, or for the effective exercise of, the Warrant (and/or any successor Warrant(s) hereto).

SECTION 5.13 Other Transactions. Nothing contained herein shall preclude the Holder from engaging in any transaction, in addition to those contemplated by this Warrant with the Company or any of its Affiliates in which the Company or such Affiliate is not restricted hereby from engaging with any other Person.

SECTION 5.14 Waiver of Jury Trial. THE HOLDER AND THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS WARRANT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE HOLDER OR THE COMPANY. THE COMPANY ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE HOLDER ENTERING INTO THIS WARRANT.

SECTION 5.15 Headings. Section titles and captions contained in this Warrant are inserted only as a matter of convenience and for reference. The titles and captions in no way define, limit, extend or describe the scope of this Warrant or the intent of any provision hereof.

SECTION 5.16 No Third-Party Beneficiaries. This Warrant is for the sole benefit of the Company and the Holder and their respective successors and, in the case of the Holder, permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Warrant.

[Remainder of page intentionally left blank; signatures on following page]

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IN WITNESS WHEREOF, the undersigned has caused this Warrant to be duly executed and delivered by an authorized officer, all as of the date and year first above written.

TWINLAB CONSOLIDATED HOLDINGS, INC., a Nevada corporation

By:	/s/ Naomi Whittel
Name: Naomi Whittel
Title: Chief Executive Officer

Signature Page To Warrant 2016-16

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ACKNOWLEDGED AND AGREED:

Golisano Holdings LLC

By:	/s/ B. Thomas Golisano
Name: B. Thomas Golisano
Title: Member

Signature Page To Warrant 2016 – 16

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ANNEX 1

ELECTION TO EXERCISE FORM

(To Be Executed By the Holder of This Warrant

In Order to Exercise This Warrant)

The undersigned hereby irrevocably elects to exercise the right covered by this Warrant to purchase ____________________ of the Equity Interest of TWINLAB CONSOLIDATED HOLDINGS, INC., a Nevada corporation, according to the conditions hereof and herewith makes payment in full of the Exercise Price with respect to such Equity Interest.

Signature

Address

Dated: _________________

ANNEX 2

ASSIGNMENT FORM

(To Be Executed By the Holder of This Warrant

In Order to Assign This Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _____________________________ this Warrant and all rights evidenced thereby and does irrevocably constitute and appoint ___________________, attorney, to transfer the said Warrant on the books of TWINLAB CONSOLIDATED HOLDINGS, INC., a Nevada corporation.

Signature

Address

Dated: _________________

ANNEX 3

EXCHANGE FORM

(To Be Executed By the Holder of This Warrant

In Order to Exchange and Assign This Warrant)

The undersigned hereby irrevocably elects to exchange this Warrant to purchase ________________, of the Equity Interest of TWINLAB CONSOLIDATED HOLDINGS, INC., a Nevada corporation, for ___________ Warrants to purchase the Equity Interest of TWINLAB CONSOLIDATED HOLDINGS, INC., a Nevada corporation, set forth below to the Persons named and hereby sells, assigns and transfers unto such Persons that portion of this Warrant represented by such new Warrants and all rights evidenced thereby and does irrevocably constitute and appoint ____________________, attorney, to exchange and transfer this Warrant as aforesaid on the books of TWINLAB CONSOLIDATED HOLDINGS, INC., a Nevada corporation.

Equity Interest	Assignee

____________

____________

Signature

Address

FOR USE BY THE COMPANY ONLY:

This Warrant No. __ cancelled (or transferred or exchanged) this ________ day of _____________, ____________ of the Equity Interest of TWINLAB CONSOLIDATED HOLDINGS, INC., a Nevada corporation, issued therefor in the name of ____ ___________ Warrant No. ___ for ________, of the Equity Interest of TWINLAB CONSOLIDATED HOLDINGS, INC., a Nevada corporation, in the name of _________________________.

Dated: _______________